Exhibit 10(2)








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                              CREDIT AGREEMENT

                                   among

                     THE PROMUS COMPANIES INCORPORATED,

                           EMBASSY SUITES, INC.,

                               VARIOUS BANKS

                                    and

                           BANKERS TRUST COMPANY,
                          as Administrative Agent

                     __________________________________

                          Dated as of June 1, 1995
                     __________________________________




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                             TABLE OF CONTENTS
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SECTION 1.  Amount and Terms of Credit  . . . . . . . . . . . . . . . .   1
      1.01  The Commitments . . . . . . . . . . . . . . . . . . . . . .   1
      1.02  Minimum Amount of Each Borrowing  . . . . . . . . . . . . .   1
      1.03  Notice of Borrowing . . . . . . . . . . . . . . . . . . . .   2
      1.04  Disbursement of Funds . . . . . . . . . . . . . . . . . . .   2
      1.05  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      1.06  Conversions . . . . . . . . . . . . . . . . . . . . . . . .   4
      1.07  Pro Rata Borrowings . . . . . . . . . . . . . . . . . . . .   4
      1.08  Interest  . . . . . . . . . . . . . . . . . . . . . . . . .   4
      1.09  Interest Periods  . . . . . . . . . . . . . . . . . . . . .   5
      1.10  Increased Costs, Illegality, etc. . . . . . . . . . . . . .   6
      1.11  Compensation  . . . . . . . . . . . . . . . . . . . . . . .   9
      1.12  Change of Lending Office  . . . . . . . . . . . . . . . . .  10

SECTION 2.  Fees; Reductions of Revolving Loan
             Commitments.   . . . . . . . . . . . . . . . . . . . . . .  10
      2.01  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      2.02  Voluntary Termination of Unutilized Revolving Loan
             Commitments  . . . . . . . . . . . . . . . . . . . . . . .  10
      2.03  Mandatory Reduction of Revolving Loan Commitments . . . . .  11

SECTION 3.  Prepayments; Payments; Taxes. . . . . . . . . . . . . . . .  11
      3.01  Voluntary Prepayments . . . . . . . . . . . . . . . . . . .  11
      3.02  Mandatory Repayments  . . . . . . . . . . . . . . . . . . .  12
      3.03  Method and Place of Payment; Net Payments . . . . . . . . .  12

SECTION 4.  Conditions Precedent to the Effective
             Date and Revolving Loans . . . . . . . . . . . . . . . . .  13
      4.01  Execution of Agreement, Revolving Notes . . . . . . . . . .  13
      4.02  Officer's Certificate . . . . . . . . . . . . . . . . . . .  13
      4.03  Opinions of Counsel . . . . . . . . . . . . . . . . . . . .  13
      4.04  Corporate Documents; Proceedings  . . . . . . . . . . . . .  13
      4.05  Adverse Change  . . . . . . . . . . . . . . . . . . . . . .  14
      4.06  Litigation  . . . . . . . . . . . . . . . . . . . . . . . .  14
      4.07  Approvals . . . . . . . . . . . . . . . . . . . . . . . . .  14
      4.08  Fees, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  15
      4.09  No Default; Representations and Warranties  . . . . . . . .  15
      4.10  Notice of Borrowing . . . . . . . . . . . . . . . . . . . .  15



                                    (i)



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                                                                       Page
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SECTION 5.  Representations, Warranties and
             Agreements . . . . . . . . . . . . . . . . . . . . . . . .  16
      5.01  Corporate or Partnership Status . . . . . . . . . . . . . .  16
      5.02  Corporate or Partnership Power and Authority  . . . . . . .  16
      5.03  No Violation  . . . . . . . . . . . . . . . . . . . . . . .  17
      5.04  Governmental Approvals  . . . . . . . . . . . . . . . . . .  17
      5.05  Financial Statements; Financial Condition; Undisclosed
             Liabilities  . . . . . . . . . . . . . . . . . . . . . . .  17
      5.06  Litigation  . . . . . . . . . . . . . . . . . . . . . . . .  18
      5.07  True and Complete Disclosure  . . . . . . . . . . . . . . .  19
      5.08  Use of Proceeds; Margin Regulations . . . . . . . . . . . .  19
      5.09  Tax Returns and Payments  . . . . . . . . . . . . . . . . .  19
      5.10  Compliance with ERISA . . . . . . . . . . . . . . . . . . .  20
      5.11  Properties  . . . . . . . . . . . . . . . . . . . . . . . .  20
      5.12  Compliance with Statutes, etc.  . . . . . . . . . . . . . .  20
      5.13  Investment Company Act  . . . . . . . . . . . . . . . . . .  21
      5.14  Public Utility Holding Company Act  . . . . . . . . . . . .  21
      5.15  Environmental Matters . . . . . . . . . . . . . . . . . . .  21
      5.16  Labor Relations . . . . . . . . . . . . . . . . . . . . . .  22
      5.17  Patents, Licenses, Franchises and Formulas  . . . . . . . .  22
      5.18  Subordinated Debt . . . . . . . . . . . . . . . . . . . . .  23

SECTION 6.  Covenants . . . . . . . . . . . . . . . . . . . . . . . . .  23
      6.01  Incorporation by Reference  . . . . . . . . . . . . . . . .  23

SECTION 7.  Events of Default . . . . . . . . . . . . . . . . . . . . .  24
      7.01  Payments  . . . . . . . . . . . . . . . . . . . . . . . . .  24
      7.02  Representations, etc. . . . . . . . . . . . . . . . . . . .  25
      7.03  Covenants . . . . . . . . . . . . . . . . . . . . . . . . .  25
      7.04  Default Under Other Agreements  . . . . . . . . . . . . . .  25
      7.05  Bankruptcy, etc.  . . . . . . . . . . . . . . . . . . . . .  26
      7.06  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      7.07  Judgments . . . . . . . . . . . . . . . . . . . . . . . . .  27
      7.08  Gaming Authority  . . . . . . . . . . . . . . . . . . . . .  27
      7.09  Changes of Control  . . . . . . . . . . . . . . . . . . . .  27

SECTION 8.  Definitions . . . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 9.  The Administrative Agent. . . . . . . . . . . . . . . . . .  33
      9.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . .  33
      9.02  Nature of Duties  . . . . . . . . . . . . . . . . . . . . .  33
      9.03  Lack of Reliance on the Administrative Agent  . . . . . . .  33



                                    (ii)



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                                                                       Page
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      9.04  Certain Rights of the Administrative Agent  . . . . . . . .  34
      9.05  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . .  34
      9.06  Indemnification . . . . . . . . . . . . . . . . . . . . . .  34
      9.07  The Administrative Agent in its Individual Capacity . . . .  35
      9.08  Holders . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      9.09  Resignation by the Administrative Agent . . . . . . . . . .  35

SECTION 10.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . .  36
      10.01  Payment of Expenses, etc.  . . . . . . . . . . . . . . . .  36
      10.02  Right of Setoff  . . . . . . . . . . . . . . . . . . . . .  38
      10.03  Notices  . . . . . . . . . . . . . . . . . . . . . . . . .  39
      10.04  Benefit of Agreement . . . . . . . . . . . . . . . . . . .  39
      10.05  No Waiver; Remedies Cumulative . . . . . . . . . . . . . .  43
      10.06  Payments Pro Rata  . . . . . . . . . . . . . . . . . . . .  43
      10.07  Calculations; Computations . . . . . . . . . . . . . . . .  44
      10.08  Governing Law; Submission to Jurisdiction; Venue; Waiver
             of Jury Trial  . . . . . . . . . . . . . . . . . . . . . .  44
      10.09  Counterparts . . . . . . . . . . . . . . . . . . . . . . .  45
      10.10  Effectiveness  . . . . . . . . . . . . . . . . . . . . . .  46
      10.11  Headings Descriptive . . . . . . . . . . . . . . . . . . .  46
      10.12  Amendment or Waiver  . . . . . . . . . . . . . . . . . . .  46
      10.13  Survival . . . . . . . . . . . . . . . . . . . . . . . . .  47
      10.14  Domicile of Loans  . . . . . . . . . . . . . . . . . . . .  47
      10.15  Application of Gaming Regulations. . . . . . . . . . . . .  47
      10.16  Confidentiality. . . . . . . . . . . . . . . . . . . . . .  48

SCHEDULE I   Commitments
SCHEDULE II  Bank Addresses

EXHIBIT A    Form of Notice of Borrowing
EXHIBIT B    Form of Revolving Note
EXHIBIT C    Form of Officers' Certificate
EXHIBIT D    Form of Assignment and Assumption Agreement



                                   (iii)

          CREDIT AGREEMENT, dated as of June 1, 1995, among THE PROMUS COMPANIES INCORPORATED, a Delaware corporation ("Parent"), EMBASSY SUITES, INC., a Delaware corporation (the "Borrower"), the financial institutions party hereto from time to time (the "Banks"), and Bankers Trust Company, as Administrative Agent (in such capacity, and together with any successor agent, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 8 shall have the respective meanings provided in said Section 8, and all other capitalized terms used herein and defined in the Existing Promus/Embassy Credit Agreement (as defined in said Section 8) shall have the respective meanings provided in said Existing Promus/Embassy Credit Agreement.


                           W I T N E S S E T H :
                           - - - - - - - - - -


          WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the credit facility provided for herein;


          NOW, THEREFORE, IT IS AGREED:

          SECTION 1.  Amount and Terms of Credit.
                      --------------------------

          1.01  The Commitments.  Subject to and upon the terms and
                ---------------
conditions set forth herein, each Bank severally agrees to make, from time to time on or after the Effective Date and prior to the Final Maturity Date, a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans
(i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section
       --------
1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof and (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Revolving Loan Commitment of such Bank at such time.

          1.02  Minimum Amount of Each Borrowing.  The aggregate principal
                --------------------------------
amount of each Borrowing of Revolving Loans shall not be less than $500,000. More than one Borrowing may



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occur on the same date, but at no time shall there be outstanding more than five Borrowings of Eurodollar Loans.

          1.03  Notice of Borrowing.  Whenever the Borrower desires to make
                -------------------
a Borrowing of Revolving Loans hereunder, it shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice of each Base Rate Loan and at least three Business Days' prior written notice of each Eurodollar Loan to be made hereunder, provided that any such
                                                     --------
notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Revolving Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

          1.04  Disbursement of Funds.  Except as otherwise specifically
                ---------------------
provided in the immediately succeeding sentence, not later than 10:00 A.M. (New York time) on the date specified in each Notice of Borrowing, each Bank will make available its pro rata portion of each such Borrowing
                             --- ----
requested to be made on such date. All such amounts shall be made avail-able in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from

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such Bank.  If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to
Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Revolving Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Revolving Loans hereunder.

          1.05  Notes.  (a)  The Borrower's obligation to pay the principal
                -----
of, and interest on, the Revolving Loans made by each Bank shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes").

          (b) The Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the Revolv-ing Loan Commitment of such Bank and be payable in the principal amount of the outstanding Revolving Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary and mandatory repayment as provided in Sections 3.01 and 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) Each Bank will note on its internal records the amount of each Revolving Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Revolving Notes endorse on the reverse side thereof the outstanding principal amount of Revolving Loans evidenced thereby. Failure to make any such notation or any error in

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any such notation or endorsement shall not affect the Borrower's obli-
gations in respect of such Revolving Loans.

          1.06  Conversions.  The Borrower shall have the option to
                -----------
convert, on any Business Day, all or a portion equal to at least $500,000 of the outstanding principal amount of Revolving Loans made pursuant to one or more Borrowings of one or more Types of Revolving Loans into a Borrowing of another Type of Revolving Loan, provided that (i) except as otherwise
                                   --------
provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Revolving Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than $500,000,
(ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under
Section 1.02. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Revolving Loans to be so converted, the Bor-rowing(s) pursuant to which such Revolving Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Revolving Loans. Upon any such conversion, the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Revolving Loans being converted.

          1.07  Pro Rata Borrowings.  All Borrowings of Revolving Loans
                -------------------
under this Agreement shall be incurred from the Banks pro rata on the basis
                                                      --- ----
of their Revolving Loan Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Revolving Loans hereunder and that each Bank shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Revolving Loans hereunder.

          1.08  Interest.  (a)  The Borrower agrees to pay interest in
                --------
respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Base Rate in effect from time to time.

          (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Revolving Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the Base Rate in effect from time to time and (y) the rate which is 2% in excess of the rate then borne by such Revolving Loans, in each case with such interest to be payable by the Borrower on demand.

          (d)  Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and (iii) in respect of each Revolving Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.09  Interest Periods.  At the time the Borrower gives any
                ----------------
Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two or three-month period, provided that:
                       --------

          (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

         (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Revolving Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

        (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

         (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest
                              --------  -------
     Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence; and

         (vi) no Interest Period shall be selected which extends beyond the Final Maturity Date.

          If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

          1.10  Increased Costs, Illegality, etc.  (a)  In the event that
                ---------------------------------
any Bank shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

         (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regu-lation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

        (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower

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and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause
(i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower agrees to pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii) above, the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii) above shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to
Section 1.10(a)(ii) or (iii) above or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank
                                       --------
is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

          (c) If at any time any Bank determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Revolving Loan Commitment hereunder or its obligations hereunder, then the Borrower agrees to pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided
                                                                 --------
that such Bank's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon deter-mining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts.

          1.11  Compensation.  The Borrower agrees to compensate each Bank,
                ------------
upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repay-ment made pursuant to Section 3.01 or 3.02 or a result of an acceleration of the Revolving Loans pursuant to Section 7) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay Revolving Loans when required by the terms of this Agreement or any Revolving Note held by such Bank or (y) any election made pursuant to Section 1.10(b).

          1.12  Change of Lending Office.  Each Bank agrees that on the
                ------------------------
occurrence of any event giving rise to the operation of
Section 1.10(a)(ii), 1.10(a)(iii), 1.10(c) or 3.03 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Revolving Loans affected by such event, provided that such designation is made on such terms that such Bank and its
- --------
lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections 1.10 and 3.03.

          SECTION 2.  Fees; Reductions of Revolving Loan Commitments.
                      ----------------------------------------------

          2.01  Fees.  (a) The Borrower agrees to pay to the Administrative
                ----
Agent for distribution to each Bank a commitment commission (the "Commitment Commission") for the period from the Effective Date to but excluding the Final Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Revolving Loan Commitment of such Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Final Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

          (b) The Borrower shall pay to the Administrative Agent, for its own account, such fees as have been agreed to in writing by the Borrower and the Administrative Agent.

          2.02  Voluntary Termination of Unutilized Revolving Loan
                --------------------------------------------------
Commitments.  Upon at least two Business Days' prior written notice to the
- -----------
Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $500,000 in the case of partial reductions to the Total Un utilized Revolving Loan Commitment, provided that each such reduction shall
                                    --------
apply proportionately to permanently reduce the Revolving Loan Commitment of each Bank.

          2.03  Mandatory Reduction of Revolving Loan Commitments.  (a) The
                -------------------------------------------------
Total Revolving Loan Commitment (and the Revolving Loan Commitment of each
Bank) shall terminate in its entirety on the Final Maturity Date.

          (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, on the 15th day after the date on which any Change of Control occurs, the Total Revolving Loan Commitment shall be reduced to zero unless the Required Banks otherwise agree in writing in their sole discretion.

          (c) The Total Revolving Loan Commitment shall be reduced, and the Revolving Loan Commitment of the respective Former Bank shall be terminated, in the amount and at the times provided in Section 10.04(d).

          SECTION 3.  Prepayments; Payments; Taxes.
                      ----------------------------

          3.01  Voluntary Prepayments.  The  Borrower shall have the right
                ---------------------
to prepay the Revolving Loans made to it, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
         (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, the amount of such prepayment and the Types of Revolving Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks;

        (ii) each prepayment shall be in an aggregate principal amount of at least $500,000, provided that, if any partial prepayment of
                        --------
     Eurodollar Loans made pursuant to any Borrowing shall reduce the out-standing Eurodollar Loans made pursuant to such Borrowing to an amount less than $500,000, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; and

       (iii) each prepayment in respect of any Revolving Loans made pur-suant to a Borrowing shall be applied pro rata among such Revolving
                                           --- ----
     Loans.

          3.02  Mandatory Repayments.  (a)  On any day on which the sum of
                --------------------
the aggregate outstanding principal amount of Revolving Loans exceeds the Total Revolving Loan Commitment as then in effect, there shall be required to be repaid on such date that principal amount of Revolving Loans equal to such excess.

          (b) With respect to each repayment of Revolving Loans required by this Section 3.02, the Borrower may designate the Types of Revolving Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that:
                                                         --------
(i) repayments of Eurodollar Loans pursuant to this Section 3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $500,000 such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Revolving Loans made pursuant to a Borrow-ing shall be applied pro rata among such Revolving Loans. In the absence
                     --- ----
of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

          (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Revolving Loans shall be repaid in full on the Final Maturity Date.

          3.03  Method and Place of Payment; Net Payments.  All payments
                -----------------------------------------
made by the Borrower hereunder or under any Revolving Note shall be on the same basis as payments by the Borrower are made under Sections 4.03 and
4.04 of the Existing Promus/Embassy Credit Agreement, and the Borrower hereby agrees to pay all increased amounts, and all indemnities, as provided in said Sections, with necessary reference changes to relate to this Agreement, the Revolving Notes and the Revolving Loans hereunder.

          SECTION 4.  Conditions Precedent to the Effective Date and
                      ----------------------------------------------
Revolving Loans.  The occurrence of the Effective Date pursuant to Section
- ---------------
10.10, and the obligation of each Bank to make Revolving Loans hereunder (including Revolving Loans made on the Effective Date) is subject, at the time of the Effective Date and each such Revolving Loan (except as hereinafter indicated), to the satisfaction of the following conditions:

          4.01  Execution of Agreement, Revolving Notes.  On or prior to
                ---------------------------------------
the Effective Date, (i) this Agreement shall have been executed and delivered as provided in Section 10.12 and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Revolving Notes executed by the Borrower, in the amount, maturity and as otherwise provided herein.

          4.02  Officer's Certificate.  On the Effective Date, the
                ---------------------
Administrative Agent shall have received a certificate dated the Effective Date signed on behalf of the Borrower by the President, any Senior Vice President or any Vice President of the Borrower stating that all of the conditions in Sections 4.05, 4.06, 4.07 and 4.09 have been satisfied on such date.

          4.03  Opinions of Counsel.  On the Effective Date, the Adminis-
                -------------------
trative Agent shall have received (i) from Latham & Watkins, counsel to the Credit Parties, an opinion addressed to the Administrative Agent and each of the Banks and dated the Effective Date, in form and substance satisfac-tory to the Administrative Agent and the Required Banks and (ii) from E.O. Robinson, Jr., General Counsel to the Credit Parties, an opinion addressed to the Administrative Agent and each of the Banks in form and substance satisfactory to the Administrative Agent and the Required Banks.

          4.04  Corporate Documents; Proceedings.  (a)  On the Effective
                --------------------------------
Date, the Administrative Agent shall have received a certificate, dated the Effective Date, signed by the President, any Senior Vice President or any Vice President of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit C with appropriate insertions, together with the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be acceptable to the Administrative Agent in its reasonable discretion.

          (b) All corporate and legal proceedings and all instruments and agreements in connection with the transac-tions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all other documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down tele-grams, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          4.05  Adverse Change.  On or prior to the Effective Date, nothing
                --------------
shall have occurred (and the Banks shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Banks shall determine has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Admin-istrative Agent or the Banks, or on the ability of any Credit Party to per-form its obligations to the Administrative Agent and the Banks or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          4.06  Litigation.  On the Effective Date, no litigation by any
                ----------
entity (private or governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of Parent or any of its Subsidiaries or which the Administrative Agent or the Required Banks shall determine could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          4.07  Approvals.  (a)  On or prior to the Effective Date, all
                ---------
necessary governmental (domestic and foreign) and third party approvals (in any event including all approvals required of Gaming Authorities) in connection with the transactions contemplated by this Agreement and otherwise referred to herein shall be satisfied and no New Jersey or Nevada gaming license, authorization, qualification, waiver or exemption of the Banks is required on or prior to the Effective Date by reason of this Agreement.

          (b) Parent, its shareholders and Subsidiaries shall have received any qualifications required under applicable Gaming Regulations in connection with this Agreement and each Credit Party shall have received all other approvals, authorizations or consents of, or notices to or registrations with any governmental body and required releases and consents from other appropriate Persons in connection with this Agreement and shall have provided copies or other satisfactory evidence of all approvals, authorizations or consents referred to above to the Administrative Agent.

          4.08  Fees, etc.  On the Effective Date, the Borrower shall have
                ----------
paid to the Administrative Agent and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses of counsel to the Administrative Agent only) payable to the Administrative Agent and the Banks to the extent then due.

          4.09  No Default; Representations and Warranties.  On the
                ------------------------------------------
Effective Date and at the time of each Revolving Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default and
(ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Effective Date and on the date of the making of such Revolving Loans (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such a specified date).

          4.10  Notice of Borrowing.  Prior to the making of each Revolving
                -------------------
Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03.

          The occurrence of the Effective Date and the incurrence of each Revolving Loan shall constitute a representation and warranty by Parent and the Borrower to the Administrative Agent and each of the Banks that all of the applicable conditions specified in this Section 4 have been satisfied as of that time. All of the Revolving Notes, certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Revolving Notes, in sufficient counterparts for each of the Banks and shall be in form and substance satisfactory to the Required Banks.

          SECTION 5.  Representations, Warranties and Agreements.  In order
                      ------------------------------------------
to induce the Banks to enter into this Agreement and to make the Revolving Loans as provided herein, each of Parent and the Borrower makes the follow-ing representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Revolving Notes and the making of the Revolving Loans, with the occurrence of the Effective Date and the incurrence of each Revolving Loan on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects on and as of the Effective Date and on the date of the incurrence of each such Revolving Loan (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          5.01  Corporate or Partnership Status.  Each of Parent and each
                -------------------------------
of its Subsidiaries (i) is a duly organized and validly existing corpora-tion or partnership in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or partnership power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          5.02  Corporate or Partnership Power and Authority.  Each Credit
                --------------------------------------------
Party has the corporate or partnership power and authority to execute, deliver and perform the terms and provisions of this Agreement and the other Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of this Agreement and the other Credit Documents to which it is a party. Each Credit Party has duly executed and delivered this Agreement and the other Credit Documents to which it is a party, and this Agreement and the other Credit Documents to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bank-ruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          5.03  No Violation.  Neither the execution, delivery or
                ------------
performance by any Credit Party of this Agreement or the other Credit Documents to which it is a party, nor compliance by it with the terms and provisions hereof or thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Parent or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, partnership agreement or by-laws of Parent or any of its Subsidiaries.

          5.04  Governmental Approvals.  No order, consent, approval,
                ----------------------
license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Agreement or the other Credit Documents or (ii) the legality, validity, binding effect or enforceability of this Agreement or the other Credit Documents.

          5.05  Financial Statements; Financial Condition; Undisclosed
                ------------------------------------------------------
Liabilities.  (a) The statements of financial condition of Parent and its
- -----------
Consolidated Subsidiaries at December 31, 1994 and March 31, 1995, and the related statements of income and cash flow and changes in shareholders' equity of Parent and its Consolidated Subsidiaries for the fiscal year and three-month period ended on such date, and furnished to the Banks prior to the Effective Date present fairly the financial condition of Parent and its Consolidated Subsidiaries at the date of such statements of financial condition and the results of the operations of Parent and its Consolidated Subsidiaries for such fiscal year. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied. Since December 31, 1994, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          (b) On and as of the Effective Date, after giving effect to all Indebtedness (including the Revolving Loans) being incurred or assumed by the Credit Parties in connection herewith, (a) the sum of the assets, at a fair valuation, of each of the Borrower and the Borrower and its Subsidiaries taken as a whole will exceed their respective debts; (b) none of the Borrower or the Borrower and its Subsidiaries taken as a whole has incurred, nor do they intend to incur or believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) each of the Borrower and the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its respective business. For purposes of this Section 5.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (c) Except as fully disclosed in the financial statements delivered pursuant to Section 5.05(a), there were as of the Effective Date no liabilities or obligations with respect to Parent or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Parent and its Subsidiaries taken as a whole. As of the Effective Date, neither Parent nor the Borrower knows of any basis for the assertion against Parent or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 5.05(a) which, either individually or in the aggregate, is material to Parent and its Subsidiaries taken as a whole.

          5.06  Litigation.  There are no actions, suits or proceedings
                ----------
pending or, to the best knowledge of Parent or the Borrower, threatened (i) with respect to this Agreement or the other Credit Documents, (ii) with respect to any material Indebtedness of Parent or any of its Subsidiaries or (iii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent or any of its Subsidiaries taken as a whole.

          5.07  True and Complete Disclosure.  All factual information
                ----------------------------
(taken as a whole) furnished by or on behalf of Parent or the Borrower in writing to the Administrative Agent or any Bank for purposes of or in con-nection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

          5.08  Use of Proceeds; Margin Regulations.  (a)  All proceeds of
                -----------------------------------
the Revolving Loans shall be used by the Borrower (i) to pay fees and expenses related to this Agreement and (ii) for the Borrower's and its Subsidiaries' general corporate purposes.

          (b) No part of the proceeds of any Revolving Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Revolving Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          5.09  Tax Returns and Payments.  Each of Parent and its
                ------------------------
Subsidiaries and each Person for whose tax Parent or any of its Subsidiaries could be liable has filed or caused to be filed with the appropriate taxing authority, all Returns required to be filed by it and has paid or caused to be paid (i) all material taxes due for the periods covered thereby and (ii) all taxes pursuant to any assessment received by Parent, any of its Subsidiaries or any such Person, excluding, in each case, any such taxes that have been contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

          5.10  Compliance with ERISA.  Each Plan is in substantial
                ---------------------
compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code; neither Parent nor any Subsidiary of Parent nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the Code or expects to incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to Parent or any Subsidiary of Parent or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no lien imposed under the Code or ERISA on the assets of Parent or any Subsidiary of Parent or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Parent and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability to any person interested therein other than for accrued benefits; it being understood that any representation or warranty made in this Section 5.10 with respect to any multiemployer plan (labor union) is to the best knowledge of Parent and the Borrower.

          5.11  Properties.  Parent and each of its Subsidiaries have good
                ----------
title to all material properties owned by them, free and clear of all Liens, other than Liens permitted by Section 9.01 of the Existing
Promus/Embassy Credit Agreement as such Section is incorporated herein by reference.

          5.12  Compliance with Statutes, etc.  Each of Parent and each of
                ------------------------------
its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condi-tion (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          5.13  Investment Company Act.  Neither Parent nor any of its
                ----------------------
Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          5.14  Public Utility Holding Company Act.  Neither Parent nor any
                ----------------------------------
of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          5.15  Environmental Matters.  (a)  Parent and each of its
                ---------------------
Subsidiaries have complied with, and on the Effective Date and the date of such Revolving Loan are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of Parent or the Borrower after due inquiry, past or threatened Environmental Claims against Parent or any of its Subsidiaries or any Real Property owned or operated by Parent or any of its Subsidiaries that individually or in the aggregate could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by Parent or any of its Subsidiaries or, to the best knowledge of Parent or the Borrower after due inquiry, on any property adjoining or in the vicinity of any such Real Property that, to the best knowledge of Parent or the Borrower after due inquiry, could reasonably be expected (i) to form the basis of an Environmental Claim against Parent or any of its Subsidiaries or any such Real Property that individually or in the aggregate could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole, or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Parent or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Parent or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Parent or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law. There are not now any underground storage tanks located on any Real Property owned or operated by Parent or any of its Subsidiaries which are not in compliance with all Environmental Laws.

          (c) Notwithstanding anything to the contrary in this Section 5.15, the representations made in this Section 5.15 shall only be untrue if the aggregate effect of all failures and noncompliances of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          5.16  Labor Relations.  Neither Parent nor any of its
                ---------------
Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on Parent and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent or the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Parent or any of its Subsidiaries or, to the best knowl-edge of Parent or the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent or the Borrower, threatened against Parent or any of its Subsidiaries and (iii) to the best knowledge of Parent or the Borrower, no union representation question existing with respect to the employees of Parent or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          5.17  Patents, Licenses, Franchises and Formulas.  Each of Parent
                ------------------------------------------
and its Subsidiaries own all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

          5.18  Subordinated Debt.  The subordination pro-visions of the
                -----------------
Subordinated Debt are enforceable against the respective borrower or guarantor thereunder, as the case may be, and all Obligations hereunder and under the other Credit Documents are within the definition of "Senior Debt" included in such subordination provisions, as the case may be.

          SECTION 6.  Covenants.  Each of Parent and the Borrower covenants
                      ---------
and agrees that on and after the Effective Date and until the Total Revolving Loan Commitment has terminated and the Revolving Loans and Revolving Notes, together with interest and all other obligations incurred hereunder and thereunder, are paid in full:

          6.01  Incorporation by Reference.  Each of Parent and the
                --------------------------
Borrower will comply with each of the covenants contained in Sections 8.01 through 8.10 of the Existing Promus/Embassy Credit Agreement and Sections
9.01 through 9.15 of the Existing Promus/Embassy Credit Agreement, which Sections, together with all definitions in the Existing Promus/Embassy Credit Agreement applicable to such Sections, are hereby incorporated by reference as if set forth herein in their entirety, provided that:
                                                    --------

          (a) all references to "Parent" therein shall mean and be a reference to "Parent" herein;

          (b) all references to "the Company" therein shall mean and be a reference to the "Borrower" herein;

          (c) all references to the "Borrower" or "Borrowers" therein shall mean and be a reference to the "Borrower" herein;

          (d) all references to "this Agreement," "herein," "hereunder" and words of similar import therein shall mean and be a reference to this "Agreement";

          (e) all references to "Parent and the Borrowers" therein shall mean and be a reference to "Parent and the Borrower" herein;

          (f) all references to "Parent or any Borrower" therein shall mean and be a reference to "Parent or the Borrower" herein;

          (g) all references to the "Administrative Agent" therein shall mean and be a reference to the "Administrative Agent" herein;

          (h) all references to any "Bank" or the "Banks" therein shall mean and be a reference to any "Bank" or the "Banks" herein;

          (i) all references to the "Required Banks" therein shall mean and be a reference to the "Required Banks" herein;

          (j) all references to a "Default" therein shall mean and be a reference to a "Default" herein;

          (k) all references to an "Event of Default" therein shall mean and be a reference to an "Event of Default" herein;

          (l) Section 9.04 of the Existing Promus/Embassy Credit Agreement as incorporated herein by reference shall include Indebtedness incurred under this Agreement and the Revolving Notes; and

          (m)  if, and for so long as, the Existing
     Promus/Embassy Credit Agreement remains in effect, any provision of
     Section 9.02 or 9.05 of the Existing Promus/Embassy Credit Agreement as incorporated herein by reference which would give rise to a violation of Section 9.11 of the Existing Promus/Embassy Credit Agreement shall be deemed modified to the extent (but only to the extent) that the incorporation by reference of such Sections herein would not give rise to such a violation.

          SECTION 7.  Events of Default.  Upon the occurrence of any of the
                      -----------------
following specified events (each an "Event of Default"):

          7.01  Payments.  The Borrower shall (i) default in the payment
                --------
when due of any principal of any Revolving Loan
or any Revolving Note or (ii) default, and such default shall continue un-remedied for three or more days, in the payment when due of any interest on any Revolving Loan or Revolving Note, or (iii) default, and such default shall continue unremedied for five or more days after written notice to the Borrower by the Administrative Agent or any Bank, in the payment when due of any other amounts owing hereunder or under any other Credit Document, provided, however, that such notice shall not be required to be given if a
- --------  -------
Default or an Event of Default under Section 7.05 shall have occurred and be continuing; or

          7.02  Representations, etc.  Any representation, warranty or
                ---------------------
statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          7.03  Covenants.  Any Credit Party shall (i) default in the due
                ---------
performance or observance by it of any term, covenant or agreement con-tained in Section 8.01(e)(i), 8.08 or 9 of the Existing Promus/Embassy Credit Agreement as such Sections are incorporated herein by reference or
(ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any Bank; or

          7.04  Default Under Other Agreements.  (i)  Parent or any
                ------------------------------
Subsidiary of Parent shall (x) default in any payment of any Indebtedness (other than the Revolving Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Revolving Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Revolving Notes) of Parent or any Subsidiary of Parent shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated
maturity thereof, provided that it shall not be a Default or an Event of
                  --------
Default under this Section 7.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $25,000,000; or

          7.05  Bankruptcy, etc.  Parent or any Subsidiary of Parent shall
                ----------------
commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against Parent or any Subsidiary of Parent, and the petition is not controverted within 10 days, or is not dis-missed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Parent or any Subsidiary of Parent, or Parent or any Subsidiary of Parent commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Parent or any Subsidiary of Parent, or there is commenced against Parent or any Subsidiary of Parent any such proceeding which remains undismissed for a period of 60 days, or Parent or any Subsidiary of Parent is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Parent or any Subsidiary of Parent suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Parent or any Subsidiary of Parent makes a general assignment for the benefit of credi-tors; or any corporate action is taken by Parent or any Subsidiary of Parent for the purpose of effecting any of the foregoing; or

          7.06  ERISA.  (a)  Any Plan shall fail to satisfy the minimum
                -----
funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had a trustee appointed by the PBGC to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, Parent or any Subsidiary of Parent or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code, or Parent or any Subsidiary of Parent has incurred or is likely to incur liabilities pursuant to one or more em-ployee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); (b) there shall result from any such event or events the imposition of a lien, the granting of a security inter-est, or a liability or a material risk of incurring a liability; and (c) which lien, security interest or liability, in the opinion of the Required Banks, could reasonably be expected to have a material adverse effect upon the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole; or

          7.07  Judgments.  One or more judgments or decrees shall be
                ---------
entered against Parent or any Subsidiary of Parent involving in the aggre-gate for Parent and its Subsidiaries a liability (not paid or fully covered by a reputable insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $10,000,000; or

          7.08  Gaming Authority.  Any Gaming Authority having jurisdiction
                ----------------
over any Casino Property shall determine that Parent or any of its Subsidiaries that is required to be qualified under the Gaming Regulations does not qualify, or that the qualification or license of any of them with respect to any Casino Property should be revoked, not renewed or suspended for more than 30 days, or any such Gaming Authority shall have appointed a conservator, supervisor or trustee to oversee any of the operations of any of them; or

          7.09  Changes of Control.  Any Change of Control shall have
                ------------------
occurred;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Bank or the holder of any Revolving Note to enforce its claims against either Credit Party (provided
                                                                  --------
that, if an Event of Default specified in Section 7.05 shall occur with re-spect to Parent or the Borrower, the result which would occur upon the giv-ing of written notice by the Administrative Agent to the Borrower as spec-ified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Revolving Loan Commitment terminated, whereupon the

Revolving Loan Commitment of each Bank shall forthwith terminate immedi-ately; and (ii) declare the principal of and any accrued interest in re-spect of all Revolving Loans and the Revolving Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party.

          SECTION 8.  Definitions.  The following terms shall have the
                      -----------
meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement thereof), extended, renewed, refinanced or replaced from time to time.

          "Applicable Commitment Commission Percentage" shall mean a percentage per annum equal to the Applicable Commitment Commission Percentage in effect from time to time under the Existing Promus/Embassy Credit Agreement.

          "Applicable Margin" shall mean a percentage per annum equal to the Applicable Margin in effect from time to time under the Existing Promus/Embassy Credit Agreement.

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit D
(appropriately completed).

          "Bank" shall mean each of the financial institutions listed on
Schedule I, as well as any Person which becomes a "Bank" hereunder pursuant to Section 10.04(b) or (c).

          "Base Rate Loan" shall mean each Revolving Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean the borrowing of one Type of Revolving Loan from all the Banks having Revolving Loan

Commitments on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York inter-bank Eurodollar market.

          "Commitment Commission" shall have the meaning provided in
Section 2.01(a).

          "Credit Documents" shall mean this Agreement and the Revolving
Notes.

          "Credit Party" shall mean Parent and the Borrower.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Effective Date" shall have the meaning provided in Section
10.10.

          "Eurodollar Loan" shall mean each Revolving Loan designated as such by the Borrower at the time of incurrence thereof or conversion thereto.

          "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Event of Default" shall have the meaning provided in Section 7.

          "Existing Promus/Embassy Credit Agreement" shall mean the Credit Agreement, dated as of July 22, 1993, among Parent, the Borrower, certain Subsidiaries of the Borrower, various lenders, Bankers Trust Company, The Bank of New York, Credit Lyonnais, Atlanta Agency, and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Admin-istrative Agent, as such Credit Agreement is in effect on the Effective Date and without giving effect to any amendments, modifications, supplements or terminations thereof or thereto after the Effective Date unless, and to the extent, the Required Banks specifically agree that the respective change will be given effect to for purposes of this Agreement. Notwithstanding anything to the contrary contained above, for purposes of determining whether the Existing Promus/Embassy Credit Agreement remains in effect or has terminated, amendments, modifications, supplements or terminations thereof shall be given effect to.

          "Fees" shall mean all amounts payable pursuant to or referred to in Section 2.01.

          "Final Maturity Date" shall mean the earlier of (x) the consummation of the Hotel Spin-Off and (y) September 29, 1995.

          "Former Bank" shall have the meaning provided in Section
10.04(c).

          "Hotel Spin-Off" shall mean the consummation of the spin-off by Parent to its shareholders of the Hotel Business of the Borrower and its Subsidiaries as contemplated by Parent's Schedule 14A as filed with the SEC on March 22, 1995.

          "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

          "Interest Period" shall have the meaning provided in Section
1.09.

          "Notice of Borrowing" shall have the meaning provided in Section
1.03.

          "Notice of Conversion" shall have the meaning provided in Section
1.06.

          "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention:
Patricia Rapisarda, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "Obligations" shall mean all amounts owing to the Administrative Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

          "Parent" shall have the meaning provided in the first paragraph of this Agreement.

          "Payment Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "Qualified Person" shall mean, with respect to any Bank party to this Agreement on the Effective Date or that becomes a Bank pursuant to
Section 10.04(b) or 10.04(c), a banking or other licensed lending institution within the meaning of the New Jersey Gaming Regulations or a financial source or qualifier approved under the Gaming Regulations of the State of New Jersey applicable to lenders (or waived or exempted from the applicable requirements thereof) and which shall not have been found unsuitable under the Gaming Regulations of the State of Nevada applicable to lenders and which meets the requirements of all other jurisdictions regulating the gaming business of Parent and its Subsidiaries to the extent that the Borrower has so notified the Banks of such requirements of such other jurisdiction pursuant to Section 10.04(e).

          "Required Banks" shall mean Banks, the sum of whose Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans) represent an amount greater than fifty percent of the sum of the Total Revolving Loan

Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans).

          "Revolving Loan" shall have the meaning provided in Section 1.01.

          "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 2.02, 2.03 and/or 7 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to
Section 10.04.

          "Revolving Note" shall have the meaning provided in Section
1.05(a).

          "Substitute Bank" shall have the meaning provided in Section
10.04(c).

          "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

          "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of the aggregate principal amount of Revolving Loans then outstanding.

          "Type" shall mean the type of Revolving Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate
                                                  ----
Loan or a Eurodollar Loan.

          "Unutilized Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Revolving Loan Commitment at such time less an amount equal to the aggregate outstanding principal amount of all Revolving Loans made by such Bank.

          "Withdrawal Period" shall have the meaning provided in Section
10.04(d).

          SECTION 9.  The Administrative Agent.
                      ------------------------

          9.01  Appointment.  The Banks hereby designate Bankers Trust
                -----------
Company as Administrative Agent to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Revolving Note by the acceptance of such Revolving Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

          9.02  Nature of Duties.  The Administrative Agent shall not have
                ----------------
any duties or responsibilities except those expressly set forth in this Agreement. Neither the Administrative Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Revolving Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

          9.03  Lack of Reliance on the Administrative Agent.  Independ-
                --------------------------------------------
ently and without reliance upon the Administrative Agent, each Bank and the holder of each Revolving Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Parent and its Subsidiaries in connec-tion with the making and the continuance of the Revolving Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Parent and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Revolving Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Revolving Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection here-with or for the execution, effectiveness, genuineness, validity, enforce-ability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Parent or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Parent or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          9.04  Certain Rights of the Administrative Agent.  If the
                ------------------------------------------
Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or holder of any Revolving Note shall have any right of action what-soever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

          9.05  Reliance.  The Administrative Agent shall be entitled to
                --------
rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

          9.06  Indemnification.  To the extent the Administrative Agent is
                ---------------
not reimbursed and indemnified by the Credit Parties, the Banks will reimburse and indemnify the Adminis-
trative Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities,
- --------
obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

          9.07  The Administrative Agent in its Individual Capacity.  With
                ---------------------------------------------------
respect to its obligation to make Revolving Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Revolving Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Subsidiary or Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

          9.08  Holders.  The Administrative Agent may deem and treat the
                -------
payee of any Revolving Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Revolving Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Revolving Note or of any Revolving Note or Revolving Notes issued in exchange therefor.

          9.09  Resignation by the Administrative Agent.  (a)  The
                ---------------------------------------
Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Borrower shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Required Banks (it being understood and agreed that any Bank is deemed to be accept-able to the Required Banks), provided that, if a Default or an Event of
                             --------
Default exists at the time of such resignation, the Required Banks shall appoint such successor Administrative Agent.

          (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Borrower or Required Banks, as the case may be, appoint a successor Administrative Agent as provided above.

          (d) If no successor Administrative Agent has been appointed pur-suant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent here-under and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent.

          SECTION 10.  Miscellaneous.
                       -------------

          10.01  Payment of Expenses, etc.  (a)  The Borrower shall:  (i)
                 -------------------------
whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs of in-house counsel) for the Administrative Agent and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Administrative Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' (including allocated costs of in-house counsel) and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Revolving Loans or the consummation of any transactions contemplated herein or in the other Credit Documents (including, without limitation, the exercise of any of their rights or remedies provided herein or in the other Credit Documents), or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by Parent or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any loca-tion, whether or not owned or operated by Parent or any of its Subsidi-aries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim relating in any way to Parent or any of its Subsidiaries, their operations, or any Real Property owned, leased or at any time operated by Parent or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          (b) The Borrower further agrees to pay the reasonable legal fees of gaming counsel for the Administrative Agent in New Jersey and Nevada and any other relevant state and all reasonable costs (including costs of investigation) associated with any qualification (or exemption or waiver therefrom) of any Bank under, or compliance in connection with, the Gaming Regulations in connection with this Agreement and further syndication under this Agreement after the Effective Date, provided that in the event that
                                         --------
any assignee Bank or potential assignee Bank is not already a Qualified Person (before giving effect to any actions taken to become such in connection with this Agreement), then all costs associated with such Person becoming a Qualified Person shall be borne by the respective assignee Bank or potential assignee Bank.

          10.02  Right of Setoff.  In addition to any rights now or
                 ---------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Credit Parties against and on account of the Obligations and liabilities of the Credit Parties to such Bank under this Agreement or under any Revolving Note, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 10.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any such other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, lia-bilities or claims, or any of them, shall be contingent or unmatured.

          10.03  Notices.  Except as otherwise expressly provided herein,
                 -------
all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to Parent or the Borrower at such Credit Party's address specified opposite its signature below; if to any Bank, at its address specified opposite its name on Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to Parent, the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the tele-graph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

          10.04  Benefit of Agreement.  (a)  This Agreement shall be
                 --------------------
binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however,
                                                         --------  -------
the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Administrative Agent and the Banks and, provided
                                                               --------
further, that, although any Bank may transfer, assign or grant participa-
- -------
tions in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Revolving Loan Commitments hereunder except as provided in Section 10.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank
                                             ----------------
shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would extend the final scheduled maturity of any Revolving Loan or Revolving
Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connec-tion with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Revolving Loan Commitment or Revolving Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Credit Documents and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation. Any agreement pursuant to which any Bank may grant such a participation shall be in a form approved by the Administrative Agent and Parent and shall be satisfactory under the Gaming Regulations of the State of New Jersey so as not to require participants to be approved financial sources or qualified under such Gaming Regulations applicable to lenders.

          (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitments and related outstanding Obligations hereunder to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments and related outstanding Obligations hereunder, in either case to one or more Qualified Persons, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that, (i) at such time
                                        --------
Schedule I shall be deemed modified to reflect the Revolving Loan Commitments of such new Bank and of the existing Banks, (ii) new Revolving Notes will be issued to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Revolving Notes to be in conformity with the requirements of Section 1.05 to the extent needed to reflect the revised Revolving Loan Commitments, (iii) the consent of the Administrative Agent shall be required in connection with any assignment (which consent shall not be unreasonably withheld) and (iv) the Adminis-trative Agent shall receive at the time of each such assignment, from either the assigning or assignee Bank or Banks, the payment of a non-refundable assignment fee of $3,500 in the case of any assignment to a Qualified Person which is not a Bank immediately prior to such assignment or $1,000 in the case of any assignment to a then existing Bank. To the extent of any assignment pursuant to this Section 10.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Revolving Loan Commitments. At the time of each assignment pursuant to this Section 10.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrower in the case of a Bank described in clause (ii) or
(iv) of Section 4.04(b) of the Existing Promus/Embassy Credit Agreement, the forms described in such clause (ii) or (iv), as the case may be. To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitments and related outstanding Obligations pursuant to this
Section 10.04(b) would, at the time of such assignment, result in increased costs under Section 1.11, 1.12 or 3.03 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) If the New Jersey Gaming Authorities shall determine that any Bank is not qualified as an approved financial source or otherwise does not meet the standards pursuant to the Gaming Regulations in New Jersey, or the Nevada Gaming Authorities shall determine that any Bank does not meet the Suitability Standards under the Nevada Gaming Regulations or any other Gaming Authority with jurisdiction over the gaming business of Parent and its Subsidiaries shall determine that any Bank does not meet its suitability standards (in any such case, a "Former Bank"), the Admin-istrative Agent or the Borrower shall have the right (but not the duty) to designate a bank or banks (in each case, a "Substitute Bank," which may be any Bank or Banks that agree to become a Substitute Bank) that has agreed to assume the rights and obligations of the Former Bank, subject to receipt by the Administrative Agent of evidence that such Substitute Bank is a Qualified Person. The Substitute Bank shall assume the rights and obligations of the Former Bank under this Agreement pursuant to an Assignment and Assumption Agreement, which assumption shall be required to comply with, and shall become effective in accordance with, the provisions of Section 10.04(b), provided
                                                                  --------
that the purchase price to be paid by the Substitute Bank to the Administrative Agent for the account of the Former Bank for such assumption shall equal the sum of (i) the unpaid principal amount of any Revolving Notes held or Revolving Loans made by the Former Bank plus accrued interest thereon plus (ii) such Former Bank's pro rata share of accrued Fees to the
                                     --- ----
date of the assumption, and, provided further, the Borrower shall pay all
                             ----------------
obligations owing to the Former Bank under the Credit Documents (including all obligations, if any, owing pursuant to Section 1.11, but excluding those amounts in respect of which the purchase price is being paid as provided above). Each Bank agrees that if it becomes a Former Bank, upon payment to it by the Borrower of all such amounts, if any, owing to it under the Credit Documents, it will execute and deliver an Assignment and Assumption Agreement, upon payment of such purchase price.

          (d)  Notwithstanding the provisions of subsection (c) of this
Section 10.04, if any Bank becomes a Former Bank, and if the Administrative Agent or the Borrower fails to find a Substitute Bank pursuant to subsection (c) of this Section within any time period specified by the appropriate Gaming Authority for the withdrawal of a Former Bank (the "Withdrawal Period"), the Borrower shall, immediately (i) prepay in full the outstanding principal amount of each Revolving Note held or Revolving Loan made by such Former Bank, together with accrued interest thereon to the earlier of (x) the date of payment or (y) the last day of any With-drawal Period, and (ii) if no Default or Event of Default then exists, terminate the Revolving Loan Commitment of such Former Bank.

          (e) Subject to the last sentence of this Section 10.04(e), each Bank agrees that all participations and assignments made hereunder shall be subject to, and made in compliance with, all Gaming Regulations applicable to lenders. The Borrower hereby acknowledges that unless the Borrower has provided the Banks with a written opinion of counsel as to the suitability standards applicable to lenders of any relevant Gaming Authority (excluding New Jersey and Nevada except to the extent that the suitability standards set forth in the Gaming Regulations of such States change from those in effect on the Effective Date) with jurisdiction over the Gaming Business of Parent and its Subsidiaries, no Bank shall have the responsibility of determining whether or not a potential assignee of such Bank would be a Qualified Person under the Gaming Regulations of any such jurisdiction.

          (f) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Revolving Loans and Revolving Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

          10.05  No Waiver; Remedies Cumulative.  No failure or delay on
                 ------------------------------
the part of the Administrative Agent or any Bank or any holder of any Revolving Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Administrative Agent or any Bank or the holder of any Revolving Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Bank or the holder of any Revolving Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank or the holder of any Revolving Note to any other or further action in any circumstances without notice or demand.

          10.06  Payments Pro Rata.  (a)  Except as otherwise provided in
                 -----------------
this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of
                                                         --- ----
any such payment) pro rata based upon their respective shares, if any, of
                  --- ----
the Obligations with respect to which such payment was received.

          (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Revolving Loans or Commitment

Commission, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that
                                                            --------
if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          10.07  Calculations; Computations.  (a)  The financial statements
                 --------------------------
to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Parent to the Banks); provided that, except as otherwise specifically provided
               --------
herein, all computations determining compliance with Sections 9.03 through 9.05, inclusive, and Sections 9.07 through 9.10, inclusive, of the Existing Promus/Embassy Credit Agreement, as such Sections are incorporated herein by reference, shall utilize accounting principles and policies in conform-ity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 5.05.

          (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or other Fees are payable.

          10.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER
                 --------------------------------------------------------
OF JURY TRIAL.  (a)  THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE
- -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROP-

ERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH CREDIT PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH CREDIT PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH CREDIT PARTY.
EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY REVOLVING NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

          (b) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10.09  Counterparts.  This Agreement may be executed in any
                 ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          10.10  Effectiveness.  This Agreement shall become effective on
                 -------------
the date (the "Effective Date") and at the time on which (i) Parent, the Borrower and the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions contained in Section 4 are met to the satisfaction of the Administrative Agent and the Required Banks. Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Section 4 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release any Credit Party from any liability for failure to satisfy one or more of the applicable conditions contained in
Section 4). The Administrative Agent will give Parent, the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

          10.11  Headings Descriptive.  The headings of the several
                 --------------------
sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          10.12  Amendment or Waiver.  Neither this Agreement nor any other
                 -------------------
Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or ter-mination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver,
                                --------
discharge or termination shall, without the consent of each Bank (with Obligations being directly affected thereby), (i) extend the final sched-uled maturity of any Revolving Loan or Revolving Note, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, (ii) amend, modify or waive any provision of this
Section 10.12, (iii) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Revolving Loan Commitments are included on the Restatement Effective Date) or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such
                                             ----------------
change, waiver, discharge or termination shall (x) increase the Revolving Loan Commitment of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute an increase of the Revolving Loan Commitment of any Bank, and that an increase in the available portion of any Revolving Loan Commitment of any Bank shall not constitute an increase in the Revolving Loan Commitment of such Bank) or (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 9 or any other provision as same relates to the rights or obligations of the Administrative Agent.

          10.13  Survival.  All indemnities set forth herein including,
                 --------
without limitation, in Sections 1.10, 1.11, 3.03, 9.06 and 10.01, shall survive the execution, delivery and termination of this Agreement and the Revolving Notes, and the making and repayment of the Revolving Loans.

          10.14  Domicile of Loans.  Each Bank may transfer and carry its
                 -----------------
Revolving Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Revolving Loans pursuant to this
Section 10.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11 or 3.03 (as a result of any of the events set forth in Section 4.04 of the Existing Promus/Embassy Credit Agreement, as such Section is incorporated herein by reference) from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          10.15  Application of Gaming Regulations.  Parent, the Borrower
                 ---------------------------------
and the Banks acknowledge that the consummation of the transactions contem-plated by the Credit Documents is subject to the Gaming Regulations (and Parent and the

Borrower represent and warrant that all requisite approvals thereunder have been duly obtained).

          10.16  Confidentiality.  (a) Subject to the provisions of clause
                 ---------------
(b) of this Section 10.16, each Bank agrees that it will use its best effort not to disclose without the prior consent of the Borrower (other than to its employees, auditors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to Parent or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Banks in writing as confidential, provided that any Bank may disclose any such information (a)
              --------
as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Revolving Notes or Revolving Loan Commitments or any interest therein by such Bank, provided, that such prospective
                                      --------
transferee executes an agreement with such Bank containing provisions substantially identical to those contained in this Section.

          (b) The Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Parent or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Parent and its Subsidiaries).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

ADDRESSES
- ---------

1023 Cherry Road         THE PROMUS COMPANIES INCORPORATED
Memphis, TN 38117
Tel: (901) 762-8600
Fax: (901) 762-8777
Attn:  Treasurer         By
                           -------------------------------
(with a copy at the        Title:
same address to the
Corporate Secretary)


1023 Cherry Road         EMBASSY SUITES, INC.
Memphis, TN 38117
Tel: (901) 762-8600
Fax: (901) 762-8777
Attn:  Treasurer         By
                           ------------------------------
(with a copy at the        Title:
same address to the
Corporate Secretary)


                         BANKERS TRUST COMPANY, Individually
                           and as Administrative Agent



                         By
                           ------------------------------
                           Title:

                                                                 SCHEDULE I
                                                                 ----------



                         REVOLVING LOAN COMMITMENTS
                         --------------------------


                                           Revolving Loan
Bank                                       Commitment
- ----                                       --------------

Bankers Trust Company                      $25,000,000
                                           -----------



                    Total:                 $25,000,000
                                           ===========

                                                                SCHEDULE II
                                                                -----------



                               BANK ADDRESSES
                               --------------

Bankers Trust Company
130 Liberty Street
New York, New York  10006
Attention:  Mary Kay Coyle
Telephone No.:  (212) 250-9094
Telecopier No.:  (212) 250-7218

                                                    EXHIBIT A
                                                    ---------


                     NOTICE OF BORROWING

                                                       [Date]


Bankers Trust Company, as
  Administrative Agent for
  the Banks party to
  the Credit Agreement
  referred to below
One Bankers Trust Plaza
New York, New York  10006

Attention:  ______________________

Gentlemen:

          The undersigned, Embassy Suites, Inc. (the
"Borrower"), refers to the Credit Agreement, dated as of June 1, 1995 (as amended from time to time, the "Credit Agree-ment", the terms defined therein being used herein as therein defined), among The Promus Companies Incorporated, the Borrower, the financial institutions from time to time party thereto, and you, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing of Revolving Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 1.03 of the Credit Agreement:

          (i)  The Business Day of the Proposed Borrowing is
     _________, 19__.1/
                     -

         (ii)  The aggregate principal amount of the Proposed
     Borrowing is $___________.



____________________

1/  Shall be a Business Day at least one Business Day in
- -
the case of Base Rate Loans and three Business Days in the case of Eurodollar Rate Loans, in each case, after the date hereof.

                                                    EXHIBIT A
                                                       Page 2




         (iii) The Revolving Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

         (iv)  The initial Interest Period for the Proposed
     Borrowing is ___ month(s).2/
                               -

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

          (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed
     Borrowing or from the application of the proceeds there-of.

                         Very truly yours,

                         EMBASSY SUITES, INC.


                         By____________________________
                           Name:
                           Title:








____________________

2/  To be included for a Proposed Borrowing of Eurodollar
- -
Loans.

                                                    EXHIBIT B
                                                    ---------



                        REVOLVING NOTE


$_________________                         New York, New York
                                              ______ __, 1995


          FOR VALUE RECEIVED, EMBASSY SUITES, INC., a
Delaware corporation (the "Borrower"), hereby promises to pay to the order of ___________________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company located at One Bankers Trust Plaza, New York, New York 10006 on the Final Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($______________) or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of June 1, 1995, among The Promus Companies Incorporated, Embassy Suites, Inc., the financial institutions from time to time party thereto (including the Bank) and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement).
As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                    EXHIBIT B
                                                       Page 2

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND
BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                         EMBASSY SUITES, INC.


                         By_____________________________
                           Title:

                                                    EXHIBIT C
                                                    ---------


                    [NAME OF CREDIT PARTY]

                    Officers' Certificate


          I, the undersigned, [President/Senior Vice
President/Vice President] of [Name of Credit Party], a corpo-ration organized and existing under the laws of the State of _________ (the "Company"), do hereby certify that:

           1. This Certificate is furnished pursuant to the Credit Agreement, dated as of June 1, 1995, among The Promus Companies Incorporated, Embassy Suites, Inc., the financial institutions from time to time party thereto and Bankers Trust Company, as Administrative Agent (such Credit Agree-ment, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

           2. The individuals named on Exhibit A hereto are elected officers of the Company or Authorized Signatories, and each either holds the office of the Company set forth opposite such officer's name and has held such office at least since _______________, 1995, or has been designated an Authorized Signatory pursuant to the resolutions described in paragraph 5 hereof. The signature written opposite the name and title of each such officer or Authorized Signatory is such officer's or Authorized Signatory's correct signature.

           3. Attached hereto as Exhibit B is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout] [as required by the Partnership Agreement], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit D, no resolutions have been adopted by [the Board of Directors of] the Company which deal with the execution, delivery or performance of any of the Credit Documents to which the Company is a party.

                                                    EXHIBIT C
                                                       Page 2




           [4. On the date hereof, all of the conditions in Sections 4.05, 4.06, 4.07 and 4.09 of the Credit Agreement have been satisfied.](1)

           [4.][5.] There is no proceeding for the dissolu-tion or liquidation of the Company or threatening its existence.


          IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of __________, 1995.


                         ______________________________
                         Name:
                         Title:




























- --------------------
    (1)  To be included  in the Certificate delivered  by Embassy
Suites, Inc.

                     [NAME OF CREDIT PARTY]


  I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify that:

            1. [Name of Person making above certifications] is the duly elected and qualified [President/Senior Vice
  President/Vice President] of the Company and the signature above is his genuine signature.

            2. The certifications made by [name of Person making above certifications] in Items 2, 3 and 4 above are true and correct.


            IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _________, 1995.



                           ____________________________
                           Name:
                           Title:

                           Exhibit A
                    to Officers' Certificate
                    ------------------------

                       Office/
                       Authorized
     Name(2)           Signatory           Signature
     ----              ---------           ---------

  ______________    __________________   ________________

  ______________    __________________   ________________

  ______________    __________________   ________________

  ______________    __________________   ________________






























  --------------------

  2 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate.

                                                    EXHIBIT D
                                                    ---------



             ASSIGNMENT AND ASSUMPTION AGREEMENT




                                        Date __________, 19__


          Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ___________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or war-ranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obliga-tions under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstand-ing rights and obligations under the Credit Agreement relat-ing to the Revolving Loan Commitment of the Assignor, in-cluding, without limitation, all rights and obligations with respect to the Assigned Share of the Revolving Loans.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in con-nection with the Credit Agreement or the other Credit Docu-ments or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or docu-ment furnished pursuant thereto; and (iii) makes no repre-sentation or warranty and assumes no responsibility with respect to the financial condition of Parent or any of its Subsidiaries or the performance or observance by any Credit Party of any of its respective obligations under the Credit Agreement or the other Credit Documents to which it is a party or any other instrument or document furnished pursuant thereto.

                                                    EXHIBIT D
                                                       Page 2


          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Docu-ments, together with copies of the financial statements re-ferred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agree-ment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Qualified Person; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be per-formed by it as a Bank[; and (vi) to the extent legally entitled to do so, attaches the forms described in the penultimate sentence of Section 10.04(b) of the Credit Agreement]1/.
          -

          4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of the Administrative Agent and receipt by the Administrative Agent of the administrative fee referred to in such Section 10.04(b), unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

          5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agree-ment and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be re-



- --------------------

1/  Include if the Assignee is organized under the laws of
- -
a jurisdiction outside of the United States.

                                                    EXHIBIT D
                                                       Page 3


leased from its obligations under the Credit Agreement and the other Credit Documents.

          6. It is agreed that the Assignee shall be enti-tled to (x) all interest on the Assigned Share of the Revolving Loans at the rates specified in Item 6 of Annex I; and (y) all Commitment Commission on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in
Item 7 of Annex I hereto, which, in each case, accrue on and after the Settlement Date; such interest and Commitment Commission to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which repre-sents the Assigned Share of the principal amount of the re-spective Revolving Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

          7.  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                                                    EXHIBIT D
                                                       Page 4



          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.


Accepted this _____ day       [NAME OF ASSIGNOR]
of ____________, 19__         as Assignor


                              By_____________________________
                                Title:


                              [NAME OF ASSIGNEE]
                              as Assignee


                              By_____________________________
                                Title:


Acknowledged and Agreed:


BANKERS TRUST COMPANY,
  as Administrative Agent


By__________________________
  Title:

        ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                           ANNEX I



1.   Borrower:

     Embassy Suites, Inc.

2.   Name and Date of Credit Agreement:

     Credit Agreement, dated as of June 1, 1995, among The
     Promus Companies Incorporated, the Borrower, the Banks party thereto from time to time and Bankers Trust
     Company, as Administrative Agent.

3.   Date of Assignment Agreement:

4.   Amounts (as of date of item #3 above):

                         Revolving
                         Loan Com-
                         mitment
                         ---------

  a.  Aggregate Amount
      for all Banks      $___________


  b.  Assigned Share2/    ___________%
                    -

  c.  Amount of
      Assigned Share     $___________

5.   Settlement Date:    ______ __, 199_

6.   Rate of Interest    As set forth in Section 1.08
     to the Assignee:    of the Credit Agreement (unless
                         otherwise agreed to by the Assignor
                         and the Assignee)3/
                                          -


- --------------------

2/  Percentage taken to 12 decimal places.
- -

3/  The Borrower and the Administrative Agent shall direct
- -
the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement,
                                             (continued...)

                                                      Annex I
                                                       Page 2




7.   Commitment            As set forth in Section 2.01(a) of the
     Commission:           Credit Agreement (unless otherwise
                           agreed to by the Assignor and the
                           Assignee)4/
                                    -
8.   Notice:

        ASSIGNOR:
           _____________________
           _____________________
           _____________________
           Attention:
           Telephone:
           Telecopier:
           Reference:

        ASSIGNEE:
           _____________________
           _____________________
           _____________________
           Attention:
           Telephone:
           Telecopier:
           Reference:

  Payment Instructions:

     ASSIGNOR:
        _____________________
        _____________________
        _____________________
        Attention:


- --------------------

3/(...continued)
- -
with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.


4/  The Borrower and the Administrative Agent shall direct
- -
the entire amount of the Commitment Commission to the Assignee at the rate set forth in Section 2.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

                                                      Annex I
                                                       Page 3




        Reference:

     ASSIGNEE:
        _____________________
        _____________________
        _____________________
        Attention:
        Reference:


Accepted and Agreed:

[NAME OF ASSIGNEE]                      [NAME OF ASSIGNOR]


By_______________________          By______________________
  _______________________               ______________________
  (Print Name and Title)                (Print Name and Title)